Supplement to the
Fidelity® Enhanced Mid Cap ETF
October 30, 2025
Summary Prospectus

Effective on or about May 11, 2026, Fidelity® Enhanced Mid Cap ETF will be renamed Fidelity® Enhanced Mid Cap Core ETF. All references to the former name are replaced with the new name as appropriate.
PET-SUSTK-0426-101 1.9911883.101	April 29, 2026